# Investor Presentation

2019Y

PRIME MERIDIAN
HOLDING COMPANY

# Forward Looking Statements

This Presentation, including information incorporated herein by reference, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "may," "could," "should," "would," "believe," "anticipate," "estimate," "expect," "intend," "plan," "project," "is confident that," and similar expressions are intended to identify these forward-looking statements. These forward-looking statements involve risk and uncertainty and a variety of factors could cause our actual results and experience to differ materially from the anticipated results or other expectations expressed in these forward-looking statements. We do not have a policy of updating or revising forward looking statements except as otherwise required by law, and silence by management over time should not be construed to mean that actual events are occurring as estimated in such forward-looking statements.

Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors that could have a material adverse effect on our operations and the operations of our subsidiary, Prime Meridian Bank, include, but are not limited to, changes in:

- risk factors named in the Prospectus
- general economic conditions
- legislative/regulatory changes
- monetary and fiscal policies of the U.S. Government
- the quality and composition of our loan or investment portfolios
- competition
- demand for loan and deposit products
- demand for financial services in our primary trade area
- litigation, tax, and other regulatory matters
- accounting principles and guidelines
- other economic, competitive, governmental, regulatory, or technological factors affecting us

The factors listed above should not be construed as exhaustive. A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements. Information on these factors can be found in the Company's Annual Report on Form 10-K for the year ended December 31, 2018, and other reports and statements Prime Meridian Holding Company has filed with the Securities and Exchange Commission which are available at its website (www.sec.gov). We do not have a policy of updating or revising forward-looking statements except as otherwise required by law, and silence by management over time should not be construed to mean that actual events are occurring as estimated in such forward-looking statements.

# Table of Contents

Updated 2/3/2020

# Company Profile

## 4Q19 Overview

| | |
|---|---|
| Ticker | PMHG (OTCQX) |
| Market Capitalization | $65.4 million |
| Price / TBV | 117.1% |
| Assets | $500.9 Million |
| Loans, net | $337.7 Million |
| Deposits | $438.3 Million |
| Shareholders' Equity | $55.9 Million |
| NPAs / Assets | 0.52% |
| Leverage Ratio (Company) | 11.08% |
| Leverage Ratio (Bank) | 9.31% |
| Shares Outstanding | 3,191,288 |
| Institutional Ownership | Less than 25% |
| Bank Website | www.PrimeMeridianBank.com |
| Investor Website | Investors.PrimeMeridianBank.com |


AL
GA
FL
North Atlantic Ocean
Gulf of Mexico
Tallahassee
Crawfordville
Lakeland
Enterprise
Dothan
Albany
Tifton
Valdosta
Mobile
Pensacola
Destin
Panama City
Lake City
Gainesville
Ocala
Orlando
Kissimmee
Tampa
Clearwater
St. Petersburg
Melbourne
Naples

**LOCATIONS BY COUNTY**
**Leon (2)**
**Polk (1)**
**Wakulla (1)**

Data as of 12/31/2019

PRIME MERIDIAN HOLDING COMPANY

# Management Team

- ✓ Experienced management team with proven track record of franchise growth and development
- ✓ Community leaders who know their clients
- ✓ History of profitable bank operations

| | |
|---|---|
| **Sammie D. Dixon, Jr.** | **Vice Chairman, President and Chief Executive Officer**<br>Age: 50 \| 23 years banking experience |
| **Clint F. Weber** | **Executive Vice President and Chief Financial Officer**<br>Age: 38 \| 16 years banking and credit experience |
| **Chris L. Jensen, Jr.** | **Executive Vice President and Chief Lending Officer**<br>Age: 63 \| 41 years banking experience |
| **Susan Payne Turner** | **Executive Vice President and Chief Risk Officer**<br>Age: 53 \| 38 years banking experience |
| **Monté L. Ward** | **Executive Vice President and Chief Information Officer**<br>Age: 38 \| 16 years experience in banking and information security |

# Profile | Company Personnel

| | |
|---|---|
| ✓ **Employees, Management and Director Ownership (%)** | 21.5 |
| ✓ **Prime Meridian Bank Employees Who Own PMHG (%)** | 39.6 |
| ✓ **Average Age** | |
| ▪ Entire Team[(1)] | 41.4 |
| ▪ EVP | 48.4 |
| ▪ All Officers | 47.6 |

(1) 88 Full-Time Equivalents (FTEs)

Updated as of 1/1/2020



PRIME MERIDIAN BANK

# Corporate Culture

## Who We Are. What We Stand For.

| | |
|---|---|
| **MISSION** | *Building bankers to serve our clients and community in order to optimize shareholder value.* |
| **PURPOSE** | *Banking done right, right away.* |
| **CORE PRINCIPLES** | • ***Passion*** *– level of intense excellence and commitment beyond simply meeting requirements*<br>• ***Grace*** *– high level of service with courtesy and compassion*<br>• ***Integrity*** *– doing the right thing because it's the right thing to do*<br>• ***Tenacity*** *– culture of looking at new ideas, tackling challenges and overcoming obstacles*<br>• ***Accountability*** *– personally accepting full and ultimate responsibility as well as holding one another accountable* |

# Corporate Culture

## A Different Banking Model

- ✓ Prime Meridian Bank promotes and maintains a culture of openness and transparency to encourage exposure of team members to all aspects of banking.
- ✓ Team members, executive officers and board members interact to resolve issues without the typical top/down or bottom/up paths.


PRIME MERIDIAN BANK
Let's think of a few good reasons why it CAN be done!

## Corporate Recognition

BEST 50 OTCQX 2018

Ranked #19 on the OTCQX Best 50: the top performing companies on the OTCQX Best Market based on 2017 total return and growth in average daily dollar volume

SEMINOLE 100

Seminole 100 recognizes the 100 fastest-growing FSU alumni-owned businesses as recognized by The Jim Moran Institute For Global Entrepreneurship at FSU's College of Business, the FSU Alumni Association and EY

Tallahassee Magazine 2018 BEST of Tallahassee

Voted by readers of Tallahassee Magazine.

BAUERFINANCIAL

**5 Star Rating**

39 consecutive quarters by Bauer Financial, the nation's leading bank rating and research firm

AMERICAN BANKER Best Banks to Work For 2018

Annually since 2015

# Franchise Growth & Expansion

- ✓ Prime Meridian Bank entered Polk County April 16, 2019 with an office in Lakeland, FL
- ✓ Lakeland, FL office marks the Bank's initial market expansion
- ✓ Veteran banker Michael Micallef leads the Bank's operations in Polk County as Market President
- ✓ Lakeland, FL is located along I-4 corridor between Orlando, FL and Tampa, FL
- ✓ Lakeland-Winter Haven Metropolitan Statistical Area (MSA) grew 3.2%[1] in 2018 placing it fourth in the nation for percentage growth
- ✓ Lakeland-Winter Haven MSA represents strong growth opportunity for Prime Meridian Bank
    - Tech and Logistics Hub
    - Mature Business Market
    - Stable Market for Home Mortgage


PRIME
MERIDIAN
BANK
SMARTATM
10:42


Michael A. Micallef, Jr.
Market President
Polk County, Florida

[1] US Census Bureau data from July 1, 2017 to July 1, 2018

# Future Franchise Growth

- ✓ Prime Meridian Bank is primarily focused on franchise growth opportunities arising from bank mergers or corporate restructurings that have recently occurred or are pending in North/Central Florida and South Georgia
- ✓ Such opportunities will leverage the Bank's current infrastructure and capital position which has been built over the last several years
- ✓ Additional market entries will be built around a veteran banking leader and core team with strong ties to the community and long-term deposit and lending relationships. Above all else they must fit and embrace Prime Meridian Bank's culture
- ✓ While traditional bank M&A and branch acquisitions have not been ruled out, if such an opportunity were to arise that meets our acquisition criteria ***and*** is a cultural fit, such an opportunity would be evaluated and considered

# Quarterly Consolidated Financial Results

($ in Thousands)

| | Q4-19 | Q3-19 | Q4-18 |
|---|---|---|---|
| Interest Income | $ 4,957 | $ 4,919 | $ 4,414 |
| Interest Expense | 966 | 939 | 748 |
| **Net Interest Income** | **$ 3,991** | **$ 3,980** | **$ 3,666** |
| Provision for Loan Losses | 546 | 241 | 47 |
| **Net Interest Income After Provision for Loan Losses** | **$ 3,445** | **$ 3,739** | **$ 3,619** |
| Noninterest Income | 428 | 370 | 302 |
| Noninterest Expense | | | |
| Salary and Employee Benefits | 1,384 | 1,575 | 1,319 |
| Occupancy & Equipment | 330 | 373 | 234 |
| Other | 955 | 881 | 789 |
| Total Noninterest Expense | 2,669 | 2,829 | 2,342 |
| **Income Before Income taxes** | **$ 1,204** | **$ 1,280** | **$ 1,579** |
| Income Tax | 257 | 316 | 311 |
| **Net Income** | **$ 947** | **$ 964** | **$ 1,268** |
| **Average Diluted Shares Outstanding** | **3,195,793** | **3,151,321** | **3,136,048** |
| **Earnings Per Share** | **$ 0.29** | **$ 0.31** | **$ 0.40** |

Certain reclassifications of prior period amounts have been made to conform to the current period presentation.

# Summary Results | 2019Q4

- ✓ Net income of $947,000 or $0.29 per share fully diluted (FD), compared to $964,000 or $0.31 per share (FD) for Q3 2019 and $1,268,000 or $0.40 per share (FD) for Q4 2018
- ✓ Year-to-date through Q4 2019 profitability adversely affected by additional staffing levels and other noninterest expenses primarily associated with the Lakeland, FL office opening on April 16, 2019 (approximately $1.0 million pre-tax), in addition to the accounting of our new and expanded leasehold at our Timberlane Road office, Tallahassee, FL
- ✓ Total deposits increased $17.1 million, or 4.05%, from Q3 2019. Total deposits increased $89.2 million, or 25.6%, since December 31, 2018, as a result of continued focus on relationship management
- ✓ Net interest margin of 3.36%, compared to 3.63% in Q3 2019 and 3.75% in Q4 2018
- ✓ Margin compression since Q4 2018 is principally attributed to the Company's increased liquidity position and an increase in the overall cost of funds

Source: Internal company documents

# Summary Results | 2019Q4

- ✓ New portfolio commitments of $46.7 million were originated since Q3 2019, with $21.9 million, or 7.0% growth in net loans. Net loans increased $47.6 million, or 16.4%, year over year to $337.7 million
- ✓ Non-performing Assets (NPAs) to total loans, excluding restructured loans, decreased 2 basis points (bps) to 0.52% compared to 0.54% at 9/30/19 and 0.09% at 12/31/18
- ✓ Net loan and charge-offs totaled $114,000 during Q4 2019
- ✓ Capital levels remained strong with consolidated Leverage Ratio of 11.08% and Bank Level Leverage Ratio of 9.31%
- ✓ Book value increased to $17.51 per share at 12/31/19 from $17.25 per share at 9/30/19, benefitting from a positive change in accumulated Other Comprehensive Income (OCI), and retained earnings

Source: Internal company documents

# Net Interest Drivers

($ in millions and represents actual period-ending balance)

## Average Securities Yield


2.50%
2.57%
2.61%
2.53%
2.39%
$45.4
$48.2
$52.4
$55.8
$61.3
Q4-18
Q1-19
Q2-19
Q3-19
Q4-19

## Average Loan Yield


5.13%
5.13%
5.15%
5.22%
5.04%
$290.1
$289.9
$299.9
$315.8
$337.7
Q4-18
Q1-19
Q2-19
Q3-19
Q4-19

Securities

Loans

## Average Cost of Interest-Bearing Liabilities


1.10%
1.14%
1.17%
1.20%
1.13%
$269.0
$290.3
$301.5
$326.5
$342.7
Q4-18
Q1-19
Q2-19
Q3-19
Q4-19

## Average Cost of Funds


0.83%
0.89%
0.90%
0.91%
0.87%
$80.1
$83.2
$89.6
$96.7
$96.8
$269.0
$290.3
$301.5
$326.5
$342.7
Q4-18
Q1-19
Q2-19
Q3-19
Q4-19

Noninterest-Bearing Deposits

Interest-Bearing Liabilities

Source: S&P Global and Internal company documents

# Building Franchise Value

## Total Assets ($ in millions)



CAGR – 19.0%
$210
$244
$304
$347
$402
$501
2014
2015
2016
2017
2018
2019

## Total Loans ($ in millions)



CAGR – 17.1%
$154
$189
$225
$253
$293
$338
2014
2015
2016
2017
2018
2019

## Total Deposits ($ in millions)



CAGR – 18.9%
$184
$218
$275
$298
$349
$438
2014
2015
2016
2017
2018
2019

## Cost of Funds (%)



0.35
0.35
0.33
0.41
0.70
0.89
2014
2015
2016
2017
2018
2019

CAGR = compound annual growth rate. Unless otherwise indicated, all financial data as of December 31 of the respective year. Source: S&P Global and Internal company documents

# Building Shareholder Value

## Total Equity ($ in millions)



CAGR – 19.5%
$23
$25
$27
$47
$51
$56
2014
2015
2016
2017
2018
2019

## Net income ($ in thousands)



$1,006
$1,704
$2,220
$2,817
$4,042
$3,542
2014
2015
2016
2017
2018
2019

## Tangible Book Value Per Share ($)



CAGR – 8.3%
$11.78
$12.62
$13.51
$15.06
$16.19
$17.51
2014
2015
2016
2017
2018
2019

## Earnings Per Share ($)



$0.59
$0.88
$1.12
$1.04
$1.29
$1.12
2014
2015
2016
2017
2018
2019

CAGR = compound annual growth rate. Notes: Prime Meridian raised $12.8 million in 2008; just over $2.0 million in December, 2010 through warrants; $5.4 million in our stock offering concluded December 31, 2014, $18.0 million in our stock offering concluded May 15, 2017, and just under $1.0 million through a Private Placement Offering concluded September 25, 2019. Unless otherwise indicated, all financial data as of December 31 of the respective year. Source: S&P Global and Internal company documents

# Disciplined Credit Processes

($ in Thousands)

## Granular Portfolio – Lending Exposure Limits

| | |
|---|---|
| ✓ Secured Legal Limit – Bank | $ 11,688 |
| ✓ Secured Legal Limit – Consolidated | $ 13,967 |
| ✓ Secured In-House Limit | $ 5,000 |
| ✓ Top 20 Relationships | $ 96,416 |

*Concentration limits set for primary segments of the portfolio.*

Internal company data as of 12/31/2019

**STRUCTURE**

- Decentralized underwriting for strong and responsive relationship management
- Centralized approval structure, with all requests published to senior approving officers
- Bi-weekly Directors' Loan Committee meetings
- Centralized document preparation and servicing outside of loan production

**PROCESS**

- Corporate-banking style underwriting philosophy, within a community banking model
- Bi-weekly post-approval meetings to educate relationship managers
- Monthly reviews of all criticized assets
- Regular external third-party loan reviews

**POLICY**

- Ongoing review of and enhancements to credit policy
- Monthly reviews of portfolio limits and concentrations
- FASB approved CECL implementation delay until January 2023 for small SEC-filing institutions

# CRE Commitments & Exposure

($ in Thousands)

✓ As part of its overall risk management program, Prime Meridian Bank has pursued a program of controlled growth in its Commercial Real Estate (CRE) portfolio and maintained its CRE exposure within regulatory guidelines

| | | | | | |
|---|---|---|---|---|---|
| **Total Risk Based Capital - Bank** | **$ 51,165** | | | | |
| **Total Loans** | **$ 341,625** | | | | |
| **Commercial Real Estate Loans** | | **Funded** | **Committed** | **Committed as % of Capital** | **Funded % of Portfolio** |
| Construction, Land Development, and Other | | $ 35,124 | $ 54,265 | 106.38 % | 10.27 % |
| Multifamily | | 21,961 | 23,070 | 45.23 % | 6.42 % |
| Nonfarm Nonresidential | | 93,188 | 95,283 | 186.80 % | 27.24 % |
| Less: Improved Owner-Occupied CRE | | (53,913) | (55,244) | (108.30) % | (15.76) % |
| **Total - Bank** | | **$ 96,360** | **$ 117,374** | **230.11 %** | **28.17 %** |
| **Total - Consolidated** | | **$ 96,360** | **$ 117,374** | **195.87 %** | **28.17 %** |

Source: internal company documents as of 12/31/19

# Loan Portfolio

- ✓ Total net loans of **$337.7** million
- ✓ Prime Meridian Bank's strong relationship with the local business community is reflected in its concentration of Commercial Loans at 20% of total loans

**Loans** ($ in thousands)

| | | |
|---|---|---|
| **Real estate mortgage loans** | | |
| Commercial Real Estate (CRE) | $ | 94,728 |
| Residential Real Estate and HELOC | | 135,913 |
| Construction | | 33,583 |
| Total Real Estate Mortgage | | 264,224 |
| **Commercial** | | 69,770 |
| Consumer and Other | | 7,631 |
| Total Loans | | 341,625 |
| Deferred Loan Costs, Net | | 499 |
| Less: ALLL | | (4,414) |
| **Loans, Net** | $ | 337,710 |

Source: internal company documents as of 12/31/19



Consumer and Other
2%
Commercial Real Estate
28%
Commercial
20%
Loan Composition
as of 12/31/19
Construction
10%
Residential Real Estate and HELOC
40%

# Residential Loan Portfolio

**Residential Loans** ($ in thousands)

| Residential Real Estate and HELOC | | |
|---|---|---|
| 1-4 Owner-Occupied & HELOC | $ | 78,925 |
| 1-4 Non-Owner-Occupied | | 35,026 |
| Multifamily | | 21,962 |
| **Total** | **$** | **135,913** |



Multifamily
16%
Residential
Loan
Composition
as of 12/31/19
1-4 Non-Owner-
Occupied
26%
1-4 Owner-
Occupied &
HELOC
58%

Source: internal company documents as of 12/31/19

# Nonperforming Loans by Type

- ✓ Nonperforming Assets (NPAs) excluding restructured loans to total assets decreased 2 bps to 0.52% at 12/31/19 compared to 0.54% at 9/30/19 and 0.09% at 12/31/18
- ✓ ALLL(1) / Total loans ratio of 1.29% (2)
- ✓ ALLL(1) / NPA ratio of 170.36% (2)

(1) ALLL = Allowance for Loan and Lease Losses
(2) Includes $414,000 of specific reserves on nonperforming loans

**Nonperforming Assets** ($ in thousands)

| | | |
|---|---|---|
| **Nonperforming Loans** | | |
| Residential & Home Equity | $ | 965 |
| Commercial Real Estate | | - |
| Commercial | | 1,626 |
| Consumer | | - |
| **Total Nonperforming Loans** | | 2,591 |
| OREO & Other Assets | | - |
| **Total Nonperforming Assets** | **$** | **2,591** |

Source: internal company documents as of 12/31/19



NPA Composition as of 12/31/19
Residential & Home Equity 37%
Commercial 63%
Consumer 0%
OREO & Other Assets 0%
Commercial Real Estate 0%

# Core Funding

- ✓ Company's deposit franchise is comprised of **22.0%** noninterest-bearing deposits
- ✓ Year-to-date Cost of Funds of **0.89%** is in line with the Company's Southeast peers[1] and is a key driver of franchise value



Time Deposits 15%
Noninterest-Bearing 22%
Savings 3%
Deposit Composition as of 12/31/19
NOW 17%
Money Market Accounts 43%

**Deposits** ($ in thousands)

| | |
|---|---|
| Noninterest-Bearing | $ 96,807 |
| Money Market Accounts | 188,100 |
| NOW | 72,529 |
| Savings | 11,654 |
| Time Deposits | 69,174 |
| **Total** | **$ 438,264** |

Source: internal company documents as of 12/31/19

[1] Southeast Peers – a peer group of 52 publicly traded banks with total assets between $300-750 million as of 09/30/19 and which are located in AL, AR, FL, GA, MS, NC, SC, TN, VA, WV.

# Deposit Market Share

✓ Prime Meridian Bank's year-over-year deposit growth in Leon County was 14.94% with a five-year compounded growth rate of 13.25%

| | | | | 2019 | 2018 |
|---|---|---|---|---|---|
| *Institution (ST)* | *Type* | *2019 Rank* | *2018 Rank* | *Total Market Share (%)* | *Total Market Share (%)* |
| **Leon, FL** | | | | | |
| Branch Banking and Trust Co. (NC) | Bank | 1 | 1 | 28.05 | 24.40 |
| Wells Fargo Bank NA (SD) | Bank | 2 | 2 | 15.39 | 17.19 |
| Capital City Bank (FL) | Bank | 3 | 3 | 13.73 | 13.80 |
| Bank of America NA (NC) | Bank | 4 | 4 | 12.83 | 12.94 |
| Regions Bank (AL) | Bank | 5 | 5 | 5.72 | 6.37 |
| Hancock Whitney Bank (MS) | Bank | 6 | 8 | 4.68 | 4.65 |
| **Prime Meridian Bank (FL)** | **Bank** | **7** | **9** | **4.59** | **4.35** |
| Synovus Bank (GA) | Bank | 8 | 7 | 4.45 | 4.77 |
| Centennial Bank (AR) | Bank | 9 | 10 | 3.78 | 4.16 |
| First A National Banking Association (MS) | Bank | 10 | 6 | 3.76 | 4.98 |
| **Wakulla, FL** | | | | | |
| Centennial Bank (AR) | Bank | 1 | 1 | 62.42 | 65.20 |
| Ameris Bank (GA) | Bank | 2 | 2 | 14.77 | 14.33 |
| **Prime Meridian Bank (FL)** | **Bank** | **3** | **3** | **13.55** | **11.58** |
| Capital City Bank (FL) | Bank | 4 | 4 | 9.25 | 8.89 |
| **Polk, FL** | | | | | |
| **Prime Meridian Bank (FL)[1]** | **Bank** | **16** | **-** | **0.08** | **-** |

Source: S&P Global: Market share analysis excludes non-retail deposits. [1]Lakeland, FL office (Polk County) opened April 16, 2019.
Note: Deposit rankings for 2019 and 2018 and other data in this table are pro forma for all acquisitions announced after June 30, 2019 and up to including the date of this table (October 19, 2019).

# Relative Performance

(12/31/16 – 12/31/19)



S&P 500 (44%)
^SNL Southeast U.S. Bank (36%)
PMHG-US (34%)
^SNL U.S. Bank < $500M (12%)
60%
50%
40%
30%
20%
10%
0%
(10%)
(20%)
12/31/16
1/31/17
2/28/17
3/31/17
4/30/17
5/31/17
6/30/17
7/31/17
8/31/17
9/30/17
10/31/17
11/30/17
12/31/17
1/31/18
2/28/18
3/31/18
4/30/18
5/31/18
6/30/18
7/31/18
8/31/18
9/30/18
10/31/18
11/30/18
12/31/18
1/31/19
2/28/19
3/31/19
4/30/19
5/31/19
6/30/19
7/31/19
8/31/19
9/30/19
10/31/19
11/30/19
12/31/19

Source : S&P Global Market Intelligence

# Investment Highlights

| | |
|---|---|
| **Operates in Attractive Growth Markets** | ✓ Presence in growth market in North/Central Florida<br>✓ Opened bank in Lakeland, FL, April 2019<br>✓ Target to open one location per year in other growth markets in Florida, Southern Georgia or Alabama |
| **Proven Business Model + Strong Balance Sheet** | ✓ Banking model is scalable and driven by technology and infrastructure in place<br>✓ Bank is wholly funded by lower-costing core deposits<br>✓ Strong capital position – 11.08% Tier 1 leverage capital ratio(1) at Holding Company<br>✓ Current liquidity position provides capacity for additional internal loan funding |
| **Competitive Advantage** | ✓ Local market knowledge<br>✓ Deep and long standing relationships with clients<br>✓ Personalized client service guided by core principles<br>✓ True employee commitment and involvement in the communities served |
| **Strong Underwriting & Credit Culture** | ✓ Disciplined credit process<br>✓ Corporate-banking style underwriting philosophy, within a community banking model<br>✓ Long history of strong asset quality. NPAs/Total Assets of 0.52% at 12/31/19 |
| **Experienced Local Management Team** | ✓ Energetic and experienced management team<br>✓ Committed to building a premier community bank in the Southeast<br>✓ Strong credibility with regulators and investors |

(1) Source: internal company documents as of 12/31/19

# Appendix

# Financial Highlights (unaudited)

($ in thousands except per share data)

| | 2019Q4 | 2019Q3 | 2019Q2 | 2019Q1 | 2018Q4 |
|---|---|---|---|---|---|
| **Per Share Data:** | | | | | |
| Earnings per share - Basic | $ 0.29 | $ 0.31 | $ 0.24 | $ 0.28 | $ 0.40 |
| Earnings per share - Diluted | $ 0.29 | $ 0.31 | $ 0.24 | $ 0.28 | $ 0.40 |
| Book value per share | $ 17.51 | $ 17.25 | $ 16.85 | $ 16.44 | $ 16.19 |
| Shares outstanding | 3,191,288 | 3,190,031 | 3,144,456 | 3,143,140 | 3,138,945 |
| Weighted-average basic shares outstanding | 3,190,933 | 3,147,696 | 3,144,068 | 3,140,401 | 3,131,379 |
| Weighted-average diluted shares outstanding | 3,195,793 | 3,151,321 | 3,150,136 | 3,144,071 | 3,136,048 |
| **Selected Performance Ratios and Other Data:** | | | | | |
| Return on average assets[1] | 0.75 % | 0.83 % | 0.70 % | 0.82 % | 10.70 % |
| Return on average equity[1] | 6.84 | 7.14 | 5.85 | 6.79 | 8.43 |
| Average yield on earning assets | 4.17 | 4.48 | 4.49 | 4.48 | 4.52 |
| Net interest margin[2] | 3.36 | 3.63 | 3.66 | 3.67 | 3.75 |
| Efficiency ratio[3] | 60.40 | 65.03 | 71.52 | 67.45 | 59.02 |
| Noninterest expense/average assets[1] | 2.13 | 2.43 | 2.73 | 2.56 | 2.30 |
| **Asset Quality Data:** | | | | | |
| Nonaccrual loans | $ 2,591 | $ 2,603 | $ 1,962 | $ 365 | $ 342 |
| Total nonperforming assets | 2,591 | 2,603 | 1,962 | 608 | 342 |
| Nonperforming assets/total assets | 0.52 % | 0.54 % | 0.44 % | 0.14 % | 0.09 % |
| **Capital Ratios:** | | | | | |
| Tier 1 Leverage Capital Ratio (Company) | 11.08 % | 11.73 % | 12.08 % | 12.28 % | 12.61 % |
| Tier 1 Leverage Capital Ratio (Bank) | 9.31 | 9.24 | 9.10 | 9.18 | 9.28 |
| Common Equity Tier I Capital Ratio (Bank) | 13.24 | 12.95 | 12.69 | 13.00 | 12.90 |
| Tier I Risk-Based Capital Ratio (Bank) | 13.24 | 12.95 | 12.69 | 13.00 | 12.90 |
| Total Capital Ratio (Bank) | 14.49 | 14.15 | 13.94 | 14.25 | 14.15 |

(1) Annualized

(2) Net interest margin is net interest income divided by total average interest-earning assets, annualized

(3) Efficiency Ratio represents noninterest expense divided by the sum of net interest income plus noninterest income.

# Condensed Consolidated Statements of Earnings (unaudited)

($ in thousands except per share data)

| | 2019Q4 | 2019Q3 | 2019Q2 | 2019Q1 | 2018Q4 |
|---|---|---|---|---|---|
| Interest income: | | | | | |
| Loans | $ 4,237 | $ 4,179 | $ 3,916 | $ 3,856 | $ 3,854 |
| Securities | 342 | 338 | 333 | 296 | 280 |
| Other | 378 | 402 | 361 | 348 | 280 |
| Total interest income | 4,957 | 4,919 | 4,610 | 4,500 | 4,414 |
| Interest Expense: | | | | | |
| Deposits | 962 | 934 | 851 | 813 | 748 |
| Other Borrowings | 4 | 5 | - | - | - |
| Total interest expense | 966 | 939 | 851 | 813 | 748 |
| Net interest income | 3,991 | 3,980 | 3,759 | 3,687 | 3,666 |
| Provision for loan losses | 546 | 241 | 179 | 165 | 47 |
| Net interest income after provision for loan losses | 3,445 | 3,739 | 3,580 | 3,522 | 3,619 |
| Noninterest income: | | | | | |
| Service charges and fees on deposit accounts | 75 | 74 | 68 | 71 | 74 |
| Debit card/ATM revenue, net | 60 | 67 | 64 | 62 | 52 |
| Mortgage banking revenue | 213 | 151 | 197 | 106 | 108 |
| Income from bank-owned life insurance | 42 | 46 | 45 | 45 | 34 |
| Other income | 38 | 32 | 38 | 41 | 34 |
| Total noninterest income | 428 | 370 | 412 | 325 | 302 |
| Noninterest expense: | | | | | |
| Salaries and employee benefits | 1,384 | 1,575 | 1,579 | 1,557 | 1,319 |
| Occupancy and equipment | 330 | 373 | 427 | 275 | 234 |
| Professional fees | 112 | 79 | 106 | 77 | 107 |
| Marketing | 178 | 172 | 194 | 199 | 144 |
| FDIC Assessment | 26 | 6 | 44 | 43 | 51 |
| Software maintenance, amortization and other | 185 | 188 | 167 | 152 | 160 |
| Other | 454 | 436 | 466 | 403 | 327 |
| Total noninterest expense | 2,669 | 2,829 | 2,983 | 2,706 | 2,342 |
| Earnings before income taxes | 1,204 | 1,280 | 1,009 | 1,141 | 1,579 |
| Income taxes | 257 | 316 | 245 | 274 | 311 |
| **Net earnings** | $ 947 | $ 964 | $ 764 | $ 867 | $ 1,268 |
| Basic earnings per share | $ 0.29 | $ 0.31 | $ 0.24 | $ 0.28 | $ 0.40 |
| Diluted earnings per share | 0.29 | 0.31 | 0.24 | 0.28 | 0.40 |

# Condensed Consolidated Balance Sheets

($ in thousands)

| | December 31, 2019 (Unaudited) | September 30, 2019 (Unaudited) | June 30, 2019 (Unaudited) | March 31, 2019 (Unaudited) | December 31, 2018 (Audited) |
|---|---|---|---|---|---|
| **Assets** | | | | | |
| Cash & cash equivalents | $ 75,082 | $ 84,278 | $ 72,042 | $ 66,805 | $ 48,038 |
| Securities available for sale | 61,333 | 55,773 | 52,431 | 48,205 | 45,384 |
| Loans, held for sale | 6,193 | 7,907 | 6,223 | 5,808 | 4,767 |
| Loans, net | 337,710 | 315,807 | 299,949 | 289,900 | 290,113 |
| Federal Home Loan Bank stock | 404 | 404 | 404 | 404 | 355 |
| Premises & equipment, net | 7,744 | 7,787 | 7,311 | 7,055 | 4,656 |
| Right of use asset | 3,669 | 3,719 | 3,768 | - | - |
| Accrued interest receivable | 1,137 | 1,073 | 1,100 | 1,023 | 1,034 |
| Bank-owned life insurance | 6,501 | 6,459 | 6,413 | 6,368 | 6,323 |
| Other assets | 1,088 | 859 | 1,086 | 1,281 | 1,032 |
| **Total Assets** | $ 500,861 | $ 484,066 | $ 450,727 | $ 426,849 | $ 401,702 |
| **Liabilities and Stockholders' Equity** | | | | | |
| Noninterest-bearing demand deposits | $ 96,807 | $ 96,732 | $ 89,608 | $ 83,186 | $ 80,097 |
| Savings, NOW and money-market deposits | 272,283 | 265,518 | 247,804 | 244,584 | 227,674 |
| Time deposits | 69,174 | 58,947 | 52,912 | 45,743 | 41,296 |
| Total Deposits | 438,264 | 421,197 | 390,324 | 373,513 | 349,067 |
| Other borrowings | 1,254 | 2,053 | 770 | - | - |
| Official checks | 606 | 900 | 1,496 | 495 | 837 |
| Lease liability | 3,758 | 3,801 | 3,827 | - | - |
| Other liabilities | 1,111 | 1,088 | 1,314 | 1,157 | 978 |
| Total Liabilities | 444,993 | 429,039 | 397,731 | 375,165 | 350,882 |
| Total Stockholders' Equity | 55,868 | 55,027 | 52,996 | 51,684 | 50,820 |
| **Total Liabilities and Stockholders' Equity** | $ 500,861 | $ 484,066 | $ 450,727 | $ 426,849 | $ 401,702 |

# Earnings Average Balance Sheet

($ in thousands)

| | 2019Q4 | | | 2019Q3 | | | 2018Q4 | | |
|---|---|---|---|---|---|---|---|---|---|
| | Average Balance | Interest and Dividends | Yield/ Rate | Average Balance | Interest and Dividends | Yield/ Rate | Average Balance | Interest and Dividends | Yield/ Rate |
| Interest-earning assets: | | | | | | | | | |
| Loans[1] | $ 329,980 | $ 4,160 | 5.04 % | $ 313,595 | $ 4,093 | 5.22 % | $ 295,516 | $ 3,793 | 5.13 % |
| Mortgage loans held for sale | 7,026 | 77 | 4.38 | 7,164 | 86 | 4.80 | 4,850 | 61 | 5.03 |
| Securities | 57,203 | 342 | 2.39 | 53,507 | 338 | 2.53 | 44,872 | 280 | 2.50 |
| Other[2] | 81,169 | 378 | 1.86 | 64,794 | 402 | 2.48 | 45,629 | 280 | 2.45 |
| Total interest-earning assets | 475,378 | $ 4,957 | 4.17 % | 439,060 | $ 4,919 | 4.48 % | 390,867 | $ 4,414 | 4.52 % |
| Noninterest-earning assets | 26,500 | | | 26,699 | | | 16,126 | | |
| Total assets | $ 501,878 | | | $ 465,759 | | | $ 406,993 | | |
| Interest-bearing liabilities: | | | | | | | | | |
| Savings, NOW and money-market deposits | $ 274,903 | $ 617 | 0.90 % | $ 255,563 | $ 629 | 0.98 % | $ 231,299 | $ 563 | 0.97 % |
| Time deposits | 64,305 | 345 | 2.15 | 56,000 | 305 | 2.18 | 40,944 | 185 | 1.81 |
| Total interest-bearing deposits | 339,208 | 962 | 1.13 | 311,563 | 934 | 1.20 | 272,243 | 748 | 1.10 |
| Other borrowings | 1,307 | 4 | 1.22 | 1,249 | 5 | 1.60 | - | - | - |
| Total interest-bearing liabilities | 340,515 | 966 | 1.13 % | 312,812 | $ 939 | 1.20 % | 272,243 | $ 748 | 1.10 % |
| Noninterest-bearing deposits | 100,151 | | | 93,981 | | | 83,029 | | |
| Noninterest-bearing liabilities | 5,872 | | | 4,981 | | | 2,351 | | |
| Stockholders' equity | 55,340 | | | 53,985 | | | 49,370 | | |
| Total liabilities and stockholders' equity | $ 501,878 | | | $ 465,759 | | | $ 406,993 | | |
| Net earning assets | $ 134,863 | | | $ 126,248 | | | $ 118,624 | | |
| Net interest income | | $ 3,991 | | | $ 3,980 | | | $ 3,666 | |
| Interest rate spread | | | 3.04 % | | | 3.28 % | | | 3.42 % |
| Net interest margin[3] | | | 3.36 % | | | 3.63 % | | | 3.75 % |

(1) Includes nonaccrual loans

(2) Other interest-earning assets include federal funds sold, interest-bearing deposits, and FHLB stock.

(3) Net interest margin is net interest income divided by total average interest-earning assets, annualized.